
NEW YORK STOCK EXCHANGE
IT'S A BULL MARKET.
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MERITOR
meritor.com
Analyst Day | Dec. 7, 2017 | St. Regis New York

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto following the United Kingdom's decision to exit the European Union or, in the event one or more other countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to our joint ventures; rising costs of pension benefits; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; our ability to successfully integrate the products and technologies of FABCO Holdings, Inc. and future results of such acquisition, including its generation of revenue and it being accretive; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental, asbestos-related, or other matters; the actual impacts of our modifications to benefits provided to certain former union employee retirees on the company's balance sheet, earnings and amount of cash payments; possible changes in accounting rules; ineffective internal controls; and other substantial costs, risks and uncertainties, including but not limited to those detailed in our Annual Report on Form 10-K for the year ended September 30, 2017 and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Analyst Day 2017

State of the Business



Jay Craig
CEO and President

Business Overview



Chris Villavarayan
Senior Vice President
and President, Americas



Joe Plomin
Senior Vice President
and President, International



Rob Speed
Senior Vice President and President,
Aftermarket & Trailer and Chief Procurement Officer

Financial Review



Kevin Nowlan
Senior Vice President
and Chief Financial Officer

Beyond M2019

Jay Craig

Q&A

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Jay Craig

CEO and President



Building on Success


COMPLETED
M 20 16
ON TRACK
M 20 19
DRIVE! 125

Achieving Targeted Financial Performance [1][2]

Adjusted EBITDA Margin

M 2016



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
300bp increase
7.2%
10.2%
FY13
Actual
FY16
Actual

Adjusted Diluted EPS from Con. Ops.

M 2019



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
80% increase
$1.59
$2.84
FY15
Actual
FY19
Outlook

Demonstrated ability to execute

1. See Appendix – "Non-GAAP Financial Information"
2. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

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Delivering World-Class Performance

Safety

Goal: Safety case rate to ≤.65



Incident Rate
0.98
0.92
0.76
0.70
0.48
FY13
FY14
FY15
FY16
FY17

- Ultimate target zero injuries
- Below M2019 target of ≤.65 in FY17
- Nearly half of plants had zero recordable injuries in FY17
- Dramatic improvement due to employee engagement and safety involvement teams

Quality

Goal: Customer quality of <25 PPM



Global CPPM Performance
190
72
65
50
40
FY13
FY14
FY15
FY16
FY17

- Strategy Zero
  - M2019 target 25PPM – ultimate target zero
- Focused on no fault forward
- Recipient of six customer quality awards in FY17

Delivery

Goal: >99% OE delivery



OE Delivery
97.9%
97.6%
98.8%
98.5%
99.0%
FY13
FY14
FY15
FY16
FY17

- Excellent delivery performance maintained as volumes have increased
- Met M2019 target of >99% in FY17
- Received Ashok Leyland's first ever Gold Delivery Award

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Leading with an Experienced and Stable Team



Jay Craig
Chief Executive Officer and President



April Miller Boise
Senior Vice President, General Counsel and Corporate Secretary



Tim Heffron
Senior Vice President Human Resources and Chief Information Officer



Cheri Lantz
Vice President and Chief Strategy Officer



Kevin Nowlan
Senior Vice President and Chief Financial Officer



Joe Plomin
Senior Vice President and President, International



Krista Sohm
Vice President Marketing & Communications



Rob Speed
Senior Vice President and President, Aftermarket & Trailer and Chief Procurement Officer



Chris Villavarayan
Senior Vice President and President, Americas

Supporting Strategic Growth

Pace of Major Product Launches

Average Annual Product Launches



3
6
~7
FY11-FY13
FY14-FY16
FY17-FY19

- Maintaining increased cadence of product launches
- Eight significant launches in FY17
- Developing global platforms to meet the needs of our customers



PACCAR IVECO REV JAC MOTORS EICHER ISUZU TATA SCANIA VOLVO DAIMLER

Awarded over $700M of new business since launch of M2016

Expanding core business

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Strengthening the Balance Sheet

Gross Debt Reduction



$220M Reduction
$996
$776
FY16 Actual
FY17 Pro forma(1)

OPEB Reduction



$447
$104
$343M Reduction
FY16 Actual
FY17 Actual

S&P Credit Rating



B+ Positive Outlook
BB- Positive Outlook
FY16 Actual
FY17 Actual

Improved credit profile enables investment focus on strategic growth actions

1. Reflects pro forma call of $175M 6.75% Notes, which occurred on November 2, 2017 and paydown of US Securitization program, which had an $89M balance as of September 30, 2017

Creating Shareholder Value

Meritor Share Price Performance vs. Peer Group Average and S&P 500[1][2]



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
M 2016
ANNOUNCED
M 2019
ANNOUNCED
MTOR +331%
Peers +82%
S&P 500 +66%

> $1.6B of shareholder value created

1. Meritor share price performance versus a peer group average and the S&P 500 over the period from 4/30/13 to 11/30/17
2. Peer group includes American Axle & Manufacturing Holdings, Inc., BorgWarner Inc., Dana Incorporated, Federal-Mogul Corporation, Hyster-Yale Materials Handling, Inc., ITT Corporation, Kennametal Inc., Modine Manufacturing Company, Oshkosh Corp., SPX Corporation, Tenneco Inc., The Manitowoc Company, Inc., The Greenbrier Companies, Inc., The Timken Company, Tower International, Trinity Industries Inc., Visteon Corporation, WABCO Holdings, Wabash National Corp., Westinghouse Air Brake Technologies Corporation

Executive Compensation Aligned to M2019

- FY17-FY19 Long-Term Incentive Plan (LTIP) ties directly to M2019 financial targets
- Management long-term incentives are 100 percent equity based
- CEO's total compensation is 85 percent performance-based and at risk
- Employees own five percent of the company through a combination of shares outstanding and other unvested equity-based awards

LTIP Weight	Target
25%	GROW REVENUE[1] >20% above market (cumulative)
50%	IMPROVE PROFIT[1][2] +$1.25 increase in adjusted diluted EPS
25%	ALLOCATE CAPITAL[1][2][3] <1.5 Net debt to adjusted EBITDA; Return 25% of free cash flow to shareholders

M2019 DRIVE! 125

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. See Appendix – "Non-GAAP Financial Information"
3. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA

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Board Expertise Aligned with Long-Term Growth Strategy

Strategic



William Newlin
Independent Chairman of Meritor
Chairman and Director Newlin Investment Company



Rodger Boehm
Retired Senior Partner McKinsey & Company, Inc.
Appointed December 2017

Operational



Ike Evans
Former Executive Chairman of the Board, Chief Executive Officer and President Meritor



Thomas Pajonas
Executive Vice President and President, Industrial Product Division Flowserve Corp.



Rhonda Brooks
President
R. Brooks Advisor



Lloyd Trotter
Managing Partner GenNx360 Capital Partners

Financial



Jan Bertsch
Senior Vice President and Chief Financial Officer Owens-Illinois, Inc.



William Lyons
Retired Chief Financial Officer
CONSOL Energy Inc. and CNX Gas Corp.

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Americas Business Overview

Chris Villavarayan
Senior Vice President and President, Americas



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Investing for Growth

Technology

- Speed to market
  - Target to increase by 50% over next three years
  - Simulation (integrated computational engineering) used at every step of product development process
  - More simulation = less testing = speed to market
- Product reliability
  - Three new state-of-the-art dynos


WELCOME TO MERITOR'S
GLOBAL
TECHNICAL
CENTER

Products

- Launched multiple new products in FY17 for various applications
- Growing share with existing customers and entering adjacent markets









Market Leading Position in Rear Axles

14X HE – The Industry Benchmark in High Efficiency Tandem Drive Axles

- Efficiency improvement up to 1.5% over current 14X
- 30 lbs. weight savings

OEM	Meritor 14X HE Axle Databook Position
NAVISTAR	Optional
DAIMLER	Optional
VOLVO	Optional (March 2018)

7 out of 10 Class 8 fleets spec Meritor



17X EVO – Designed to Meet the Needs of Increased Fuel Efficiency

- Meritor solution for industry trend toward downsped powertrains
- 15 lbs. weight savings versus existing 6x2

OEM	Meritor 17X EVO Databook Position
MACK	Optional
VOLVO	Optional





Growing in Core Product Categories

13X Axle Optimized for Medium-Duty Market

- Trend toward medium duty trucks that require less maintenance with higher fuel economy
- Successfully launched for International DuraStar trucks and IC Bus
- Reduced weight by 59 lbs. compared to 14X

OEM	Meritor 13X Axle Databook Position
NAVISTAR	Standard



RPL35 Driveline Capable of Handling Increased Torque

- RPL35 family meets high torque requirements, reduces operating costs and outlives warranty
- Demand increasing significantly as OEMs transition to direct transmissions with faster axle ratios <2.47

OEM	Meritor RPL35 Databook Position
DAIMLER	Standard (for super fast ratios)
VOLVO	Standard (for super fast ratios)



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Growing in Core Product Categories

MFS+ Integrated Axle and Brake Offering

- First to market with integrated air disc brake torque plate into steer axle
- Reduced weight by up to 85 lbs.

OEM	Meritor MFS+ Axle Databook Position
PACCAR	Standard
FREIGHTLINER	Optional (May 2018)
NAVISTAR	Optional (July 2018)



EX+L Air Disc Brake Market and Share Growth

- Lightest truck brake in North America, superior reliability and improved braking performance
- Air disc brake adoption accelerating

OEM	Meritor EX+L ADB Databook Position
FREIGHTLINER	Standard (April 2018)
NAVISTAR	Optional
VOLVO	Optional





Awarded standard position on Freightliner Cascadia

Completed Long-Term Agreement

- Extended through 2022
- Secures positions with our largest North American OEM
  - Standard: Brakes, automatic slack adjusters and drivelines
  - Optional: Rear and front axles

$20M incremental revenue per year [(1)]

DAIMLER MERITOR



1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Expanding Off-Highway and Specialty

Focus on Strategic Markets

Heavy Haul
Growing product portfolio with existing on-highway OEMs



RT Crane
Working to integrate new products with existing customers

Fabco Related

Rail Car Mover
Expanding product coverage with new strategic customers



Defense and Specialty
Specialty gear boxes

Transfer Case for Navistar and GM Class 4 and 5 Program



Product Spotlight



P600 Tridem
Best-in-class capacity

Rail Car and Crane Planetary Axles
Multiple versions for complete axle coverage



79000 Series Axle
Designed for aggressive regenerative torques



Increasing Components Offering

Focus on Strategic Markets

Off-Highway

Construction and Agriculture



Aftermarket

Loose gearing



Industrial and Gear Box Manufacturers



Competitive Advantages

Vertical Integration

Capability to forge, machine and heat treat – shortening supply chain and reducing total manufacturing costs

Technology

Near-net forging shortens machine cycle time, reduces raw material weight and improves machine capacity



Meritor Production System

Proven foundation of on-time delivery, high quality and world-class safety

M2019 Remaining Focus

Americas

Grow the Core

- Capture growing air disc brake market in North America
- Grow medium duty axle share
- Strengthen driveline position with leading products designed for downspeeding

Expand to New Markets

- Expand off-highway and specialty business
- Accelerate components growth
- Leverage global product development to shape the future of conventional and electrified powertrains
- Expand regional customer relationships to new markets



$165M
$160M
$220M
Gross Pipeline Remaining[1]
M2019 New Business
M2016 Programs

1. Based on management's estimates

International Business Overview

Joe Plomin
Senior Vice President and President, International



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Leading European Supplier of High-Efficiency Drivetrain Products

17X HE with EX air disc brake



VOLVO


LTA extended through 2024

Product Evolution to High Efficiency

17X Axle		EX Air Disc Brake
Improved Efficiency	Gross Combination Weight Increase	Weight Reduction


~35% Improvement
Power Loss (kW)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
4.7
3.7
3.4
3.0
177
17X
17X EVO
17X HE
Axle Type


~20% Increase
GCW (Ton)
52
50
48
44
42
40
44
50
52
177
17X EVO
17X HE
Axle Type


~25% Reduction
Weight (lbs)
90
80
70
60
50
40
30
20
10
0
88
77
68
EX+ H
EX+ L
Centum
Brake Type

IVECO


LTA extended through 2020
IVECO

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Expanding Product Platforms to Grow Customer Base

- Mature market products used as building block for global product offerings
- Leverage scale, customization in region and Meritor Production System

Global Hub Reduction Program


United States
Europe
China
Brazil
India

DAF

610 Hub Reduction incorporated into new XF vocational truck



HINO

BHARATBENZ

Growing India Business

Technology Hub

- Research and development center in Bangalore serves as global center of excellence
- Knowledge transfer into local market

Expanding Market Presence

- Strong position with Ashok Leyland
- Growing with every major OEM

ASHOK LEYLAND TATA DAIMLER





Axle Share [1]


22%
22%
24%
32%
FY14
FY15
FY16
FY17

Brake Share [1]


25%
29%
31%
31%
FY14
FY15
FY16
FY17

1. Based on management estimates and 3rd party market analysis

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Key India Business Wins

On-Highway

Volvo Thailand
MS-160 Axle
Q+ Air Disc Brakes



Volvo Eicher
MT-148 Axle



Military

AL/VFJ
6x6 Axle



MPV

Ashok Leyland
11X Variant

Guru



Off-Highway

JCB
Motor Grader Axle



100 HP
Motor Grader

BEML
Wheel Loader Axle



5.5T
Wheel Loader

Products Designed to Address Shifting China Market Dynamics

Mid-Tier Market Shift



CAGR(1)
Premium (1%)
1-2%
Mid-tier (18%)
8%
Mass Market (76%)
-2%
Low-tier (5%)
-10%

Shift to Large Fleets and Fleet-Like Platforms[2]



% HMD Trucks in Operation
2016
55%
20%
15%
10%
2025
15%
20%
50%
15%
Individual Operators
Small/Medium Fleets
Platforms
Large Fleets

DuaLite Series™

- Introduced in 2016
- Broad axle and brake product range
- Specifically designed for China market





JAC

JAC



(lbs.)
Weight
1800
1750
1700
1650
1600
1550
1500
1450
1400
Competitor A
Competitor B
Competitor C
Meritor 166
Meritor 156
Tandem Axle

1. Estimated 2009 to 2020 growth CAGR.
2. Based on management's estimates and third-party market analysis for non-captive China axle, driveline and brake markets.

M2019 Remaining Focus

International

- Continue advancements in European core axle and brake products to drive growth
- Transfer of mature market technology into India/China creating opportunities as local requirements increase
- China transition to consumption economy is positively changing purchase behavior towards Total Cost of Ownership
- Investments in high-performance operations


$180M
Gross Pipeline Remaining[1]
$65M
M2019 New Business
$120M
M2016 Programs



1. Based on management's estimates

Aftermarket & Trailer Business Overview

Rob Speed
Senior Vice President and President, Aftermarket & Trailer and Chief Procurement Officer



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Creating a Customer-Focused Aftermarket Business

North America



Customer Preferences

- Customer satisfaction
- Improved delivery performance
- Ease of doing business
- Expanded product portfolio
- Offerings at different price points

Europe



Customer Preferences

- Acceptance and demand for non-OE products
- Increasing expectations on short lead times
- Changing preferences throughout product lifecycle

Market Dynamic

- Consolidation of Independent Aftermarket (IAM) into large associated groups

Building the Foundation for Growth

Improving Fill Rate

- Consistent and predictable performance
- High fill rates drive improvements in B2C fulfillment
- Improved up-time for end fleet customers

24-Hour Fill Rate



~60%
92%
95%+
Jump-Off
Current
Long-Term Goal

Expanding PDC Footprint

- Largest parts distribution center (PDC) in Kentucky with regional centers in Canada and Mexico
- PDC in California established in October 2017
  - Serving 13 western-most states
  - Stocking over 4,000 SKUs to fill majority of customers' needs
  - Improving lead time by 10+ days – now 24 hours



Enhancing Online Presence

- Expanded customer care hours
- Launched MeritorPartsXpress.com in April 2017



+16%
ONLINE REVENUE
+150%
NEW USERS PER WEEK
+25%
LOGINS PER DAY

MERITOR PARTS XPRESS

Building the Foundation for Growth

New Value Brand

- Launched in September 2017
- Offers fleets and end-users quality parts at lower prices, designed and engineered to industry standards
- Products match the lifecycle stage of their equipment
- Leverage warranty, sales, service and customer care teams



Mach™
The Speed of Savings.™
WARRANTY
1
YEAR
Mach
Mach

Rationalized Product Portfolio

- Developed product strategies with a clear value proposition, right to play and significant opportunity for growth
- Expanded suspension portfolio to focus on additional areas of opportunity
  - OE genuine and value lines
  - Increased part availability by ~50% to 3,000+ SKUs



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Capitalizing on Major Opportunities for Profitability in Europe

Expanding Friction Portfolio

- Offering multiple products for various price points
  - Launched Meritor OE equivalent friction pads in late 2016
- Broadening portfolio across vehicle applications
- Optimizing supply chain solutions



Optimizing Reman Caliper Costs

- Reman air disc brakes are preferred solution for vehicles in price sensitive life cycle stage
- Centralized reman in Czech Republic during 2016 to proactively address competition
- Executing additional cost reduction programs to further optimize product



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Supporting Trailer Customers' Needs for Greater Efficiency

Market Drivers

- Cost and value driven
- Weight savings in specific segments
- "Great Recession" replacement demand expected to produce strong market through 2019
- Higher service level expectations in niche vocational market
- Fleet requirements for efficiency gains


MERITOR

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Pursuing Growth in the Trailer Market

Proven Solution for Fuel Efficiency

- Meritor Tire Inflation System (MTIS) is the market leader in tire inflation on trailers
  - Approximately 80% share of tire inflation market
- Expected growth from increased focus on efficiency and cost savings for fleets


1.4%
GAIN
IN FUEL EFFICIENCY
$
REDUCED
LIFECYCLE
COSTS

Innovative Design for Reduced Lifecycle Cost

- Released MTec6 in April 2017
- Lightest axle in the industry with 40 lb. weight reduction
- MTec6 is also 21% stiffer than a 5" design, which reduces deflection at the wheels to reduce tire wear


21%
INCREASED
STIFFNESS
5.0" Outside Diameter
6.0" Outside Diameter
40LBS
WEIGHT
REDUCTION
$
REDUCED
LIFECYCLE
COSTS

M2019 Remaining Focus

Aftermarket and Trailer

- Capitalize on foundational investments in footprint
- Leverage newly developed products for vocational markets
- Implement strategies to address gaps in product portfolio
- Optimize Aftermarket portfolio globally



M2019 Timing Uncertainty
$280M
Gross Pipeline Remaining(1)
M2019 New Business
$35M
M2016 Programs
$25M



1. Based on management's estimates

Financial Overview

Kevin Nowlan
Senior Vice President & CFO



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Management Performance Metrics

	Metric	Target	Status
GROW REVENUE (1)	Grow Revenue Faster than Market (measured from FYE15-FYE19)	>20% (above market)	On Track
IMPROVE PROFIT (1) (2)	Grow Adj. Diluted EPS (measured from FYE15-FYE19)	+$1.25 (Increase in EPS)	On Track
ALLOCATE CAPITAL (1) (2) (3)	Reduce Net Debt to Adj. EBITDA Ratio (measured at end of FYE19)	<1.5x (from 2.6x at FYE15)	On Track

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. See Appendix – "Non-GAAP Financial Information"
3. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA

Revenue Outperformance Forecast [1]



$ Millions
Revenue Outperformance
6%
10%
4%
20%
16% Already Won
Gross Opportunities $625
Includes new wins for DTNA, electrification
$200
$315
$660
M2019
M2016
Other
$40
$205
($45)
$220
$160
($65)
$190
($45)
FY17 Actual
New Business Wins Not Yet in P&L
Risk Adjusted M2019 Un-Awarded
FY19 Outlook

Net new business wins account for 80% of projected revenue outperformance

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Change in FY19 End Market Outlook(1) (2)

Units in 000s

South America



186
156
89
70-80
61
113
73
143
70-80
150-170
80-90
FY13
FY14
FY15
FY16
FY17
FY18
FY19
Current Forecast
Analyst Day 2015

More severe, protracted market downturn vs. what was assumed in original plan

North America Aftermarket Growth



Cumulative Growth
7.2%
-0.4%
1.0%
-6.4%
4.3%
2.0%
2.0%
0.0%
2.0%
2.0%
FY16
FY17
FY18
FY19
Analyst Day 2015
Current Forecast

FY16 actual market decline versus 1% planned growth negatively impacting *cumulative* growth through FY19

North America Class 8



243
281
328
275-290
253
260
237
260-280
260
260-280
250 – 270
FY13
FY14
FY15
FY16
FY17
FY18
FY19
Current Forecast
Analyst Day 2015

Increased revenue due to higher FY19 Class 8 projection

$ Millions Market	Revenue
South America	($150)
North America Aftermarket	(45)
North America Class 8	40
Total Revenue Decline due to Markets	**($155)**

1. Source: Fiscal year actuals based on ACT, LMC Automotive and Anfavea
2. FY18 and FY19 Outlook based on Meritor estimates. Actual results may differ materially from projections as a result of risk and uncertainties. Please see "Forward Looking Statements".

FY16 - FY19 Revenue Forecast [1]


$ Millions
Cumulative Revenue Outperformance
3%
6%
11%
20%
~7% CAGR
Revenue Outperformance
Baseline Revenue
$3,199
$76
$3,123
$3,347
$200
$3,147
~$3,650(2)
$375
$3,275
~$3,950
$660
$3,290
~$4,100
$4,100
FY16 Actual
FY17 Actual
FY18 Outlook
FY19 Outlook
FY19 Original Plan

Original FY19 Plan	$4,100
Decline in Markets	~(155)
Currency Translation	~5
Current FY19 Forecast	~$3,950

$660M of revenue expansion through 2019 driven by market outperformance

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. Represents midpoint of company's FY18 guidance of $3.6 billion to $3.7 billion, as communicated in earnings release on November 15, 2017

FY16 - FY19 Key Adjusted EBITDA Contributors[(1) (2)]

$ Millions

Higher Material, Labor & Burden Performance



+ $15M
FY19 Original Plan
FY19 Current Forecast

- Stronger cumulative performance since M2019 launch driving higher FY19 forecast

Lower Retiree Medical Benefits Expense



Income / (expense)
$15
($24)
FY19 Original Plan
FY19 Current Forecast

- Impact of retiree benefits change executed in September 2017

Incremental Investment



($21)
($33)
($6)
($5)
($10)
($23)
($10)
FY19 Original Plan
FY19 Current Forecast
FY17
FY18
FY19

- Increased and accelerated $12M SG&A and ER&D spend to support investment in M2019 and longer-term growth initiatives

Meritor WABCO JV Earnings Eliminated



$27
$0
FY19 Original Plan
FY19 Current Forecast

- $27M equity earnings from Meritor WABCO eliminated due to divestiture

1. See Appendix – "Non-GAAP Financial Information"
2. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

FY16 - FY19 Adjusted EBITDA Forecast [1] [2]

$ Millions


$327
$347
$400 (3)
$455
$470
10.2%
10.4%
10.9%(3)
11.5%
11.5%
FY16 Actual
FY17 Actual
FY18 Outlook
FY19 Outlook
FY19 Original Plan

Original FY19 Plan	$470
Conversion on Lower Revenue[4]	(27)
Higher Material, Labor & Burden Performance	15
Incremental SG&A and ER&D Investment	(12)
Lower Retiree Medical Benefits Expense	39
Meritor WABCO JV Earnings Eliminated	(27)
Other	(3)
Current FY19 Forecast	**$455**

Continued Adjusted EBITDA margin expansion in line with original expectations

1. See Appendix – "Non-GAAP Financial Information"
2. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
3. Represents midpoint of company's FY18 guidance of 10.8% to 11.0% Adjusted EBITDA margin on revenue of $3.6 billion to $3.7 billion, as communicated in earnings release on November 15, 2017
4. Assumed an average 18% conversion on revenue

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FY16 - FY19 Key Adjusted EPS Contributors[(1) (2)]

$ Millions

Interest Expense


$80
$20
Lower
$60
FY19
Original
Plan
FY19
Current
Forecast

Execution of debt repurchases in Q4 FY17 and Q1 FY18

Diluted Shares Outstanding


95
4M
Fewer
Shares
91
FY19
Original
Plan
FY19
Current
Forecast

Primarily execution of convertible debt refinancing in Q4 FY17

1. See Appendix – "Non-GAAP Financial Information"
2. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Adjusted Diluted EPS Outlook[(1) (2)]

$ in millions, except per share amounts

Walk to FY19 Adj. Diluted EPS[(2)] Target	
Revenue	**$ 3,950**
Adjusted EBITDA[(2)] (~11.5%)	**455**
Interest Expense	(60)
Depreciation & Amortization	(80)
Tax Expense (15%)	(45)
Other	(11)
Adj. Net Income[(2)]	**$ 259**
Adj. Diluted EPS[(2)] (91M shares)	**~$ 2.84**



$1.64
$1.88
$2.30(3)
$2.84
FY16 Actual
FY17 Actual
FY18 Outlook
Revenue Conversion
Performance, Other
FY19 Outlook

Original FY19 Plan	**$2.84**
Change in Adjusted EBITDA	(0.16)
Interest Expense	0.21
Change in Shares Outstanding (4M)	0.12
Depreciation & Amortization	(0.11)
Other	(0.06)
Current FY19 Forecast	**$2.84**

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. See Appendix – "Non-GAAP Financial Information"
3. Represents midpoint of company's FY18 guidance of $2.20 to $2.40 Adj. Diluted EPS from Continuing Operations, as communicated in earnings release on November 15, 2017

Capital Allocation Priorities[1]

Free Cash Flow[2]



$ Millions
$111
$81
$90 - $100
>$100
FY16 Actual
FY17 Actual
FY18 Outlook
FY19 Outlook

Focus Area	Comment	
Maintain Strong Liquidity	▪ Liquidity of ~20% of sales ▪ Limited debt maturities over the next 6 years	Complete
Achieve Target Leverage	▪ S&P upgrade to 'BB-' with positive outlook ▪ Target 'BB' credit metrics and Net Debt ratio <1.5x[2][3]	On Track
De-Risk Retiree Obligations	▪ $419M reduction in net retirement liabilities ▪ Significantly reduced pension and OPEB cash payments forecast through 2019	Complete
Return Value to Shareholders	▪ Repurchased 8.7M shares in 2016 ▪ Dilutive share reduction of 5.1M shares[4] from repurchase of 7.875% convertible notes	Convertible Refi / Opportunistic
Support Strategic Growth	▪ Fabco transaction in 2017 ▪ Increased focus on investing in growth opportunities	Focus Area

Consistent free cash flow generation provides funding for strategic growth initiatives and opportunistically returning value to shareholders

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. See Appendix – "Non-GAAP Financial Information"
3. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA
4. Assumes share price of $25

FY16 - FY19 Debt to Adjusted EBITDA Forecast [1] [2]

$ Millions

Leverage Summary


$1,603
$607
$996
$1,226
$188
$1,038
$933
$147
$786
$870
$106
$764
FY16 Actual
FY17 Actual
FY18 Outlook
FY19 Outlook
Gross Debt
Pension and OPEB

Debt Ratios


3.0x
3.0x
2.6x
2.7x
2.0x
1.8x
1.7x
1.5x
Gross Debt to Adj EBITDA (2)
Net Debt to Adj EBITDA (2)(3)
FY16 Actual
FY17 Actual
FY18 Outlook
FY19 Outlook

On track to achieve M2019 Net Debt to Adjusted EBITDA target of 1.5x

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
2. See Appendix – "Non-GAAP Financial Information"
3. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA

Jay Craig

CEO & President



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Exploring Current State and Anticipated Growth



# of Electric Vehicles in 2016 (000)
40
30
20
10
0
China Bus (~42%)
China Truck (~4%)
North America Bus (~4%)
North America Truck (<1%)
Europe Bus (4%)
Europe Truck (<1%)
Rest of World (<0.1%)

Electrification Has Already Begun

Market Size and Share of the Global Medium-Duty and Heavy-Duty Electric Truck and Bus Segments

China is leading the world, all other regions are still nascent

Hybrid and Battery Electric Commercial Vehicles Growing in Popularity

Today's Drivers

Air quality legislation

Energy independence

Incentives

Future Driver

Total cost of ownership

Customers



OEs are investing in electric buses and trucks


Electric Vehicle

Strong interest in eTrucks from fleets

New OEs and eSuppliers



Landscape is changing

Regional



100,000+ electric CVs produced in China last year


New Clean Air Standards in San Francisco
New Clean Air Standards in New York
Emission Free Zones Start in Pasadena
New Clean Air Standards in Austin
Euro VI Regulations Start
Euro IV Enforcement for London, Munich & Frankfurt
Euro VI Enforcement for London
Euro IV Enforcement for Cologne
Euro IV Enforcement for Berlin
Euro IV Enforcement for Paris, Grenoble and Turin
Euro III Enforcement for Milan Begins
Euro VI Enforcement for Rome
China VI Regulations Start
China V Regulations Start in Shanghai
Regional China V Regulations Enforced Across Eastern China Provinces
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Projected Decline in Battery Costs will Drive Increased Demand



≈$1,200/kWh
≈$250/kWh
≈$150/kWh
Battery Cost ($/kWh)
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2009
2011
2013
2015
2017
2019
2021
2023
2025
Industry
TAR
JP Morgan
LG/GM
UBS
Tesla

In **2009**, a 100kWh battery pack cost **$120,000**
Today that same battery pack costs **$25,000**
In **2025**, that battery pack will cost **$15,000**

Infrastructure, standardization and diesel prices will impact timing

Meritor Capabilities Support Trend Toward Electrification

Axle Solutions

- eAxles integrate electric motor into differential or wheel-ends
- Reduces weight, cost and space required



Brake Technology

- eBrakes optimized for electric vehicles with regenerative braking
- Air and hydraulic brake platforms with lower weight, cost and better packaging



Precision Gearing

- Lead industry for high efficiency, power density gear design and manufacturing
- EVs require 2-3X more gearing content to enable optimized EV performance
- Investment ongoing to expand capabilities



Suspensions

- Protec independent suspensions for medium- and heavy-duty applications
- eCarrier or in-wheel motor solutions for independent suspension EVs



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Growing Expertise with TransPower Investment

$30M in FY19 Revenue[(1)]

- Transaction closed on Nov. 20, 2017
- Allows for 50 percent equity stake over time upon certain milestones
- Global leader in electric vehicle technologies for large commercial vehicles
- Provides scalable, modular drive train, power and battery storage technology
- Technologies adaptable to many applications
- Partnerships with Navistar and Peterbilt



TransPower Core Competencies

- Software/controls
- EV and hybrid products
- On-Road electrification experience

Meritor Core Competencies

- Commercial relationships
- Product manufacturing
- Sales/service network

Full capabilities for advanced electrification solutions

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Capabilities Provide a Full-Suite of Solutions

Current core content

Expanding core capabilities

Expanding through partnership

Remote-Mount Motor



Suspension
Brake
Front Axle
Brake
Software and controls
Battery Pack
Power Electronics
Separate Motor
Separate Gearbox
Electrified Accessory Module
Driveline
Brake
Rear Axle
Brake
Suspension

Meritor gearboxes have multiple sets of high-precision planetary gears

Two Motors



Independent Suspension
Brake
Brake
Software and controls
Battery Pack
Power Electronics
Electrified Accessory Module
Brake
Gearing
Motor
Motor
Gearing
Brake
Independent Suspension

Meritor in-wheel eAxles have two sets of planetary gears per wheel-end

One Motor



Suspension
Brake
Front Axle
Brake
Software and controls
Battery Pack
Power Electronics
Electrified Accessory Module
Integrated Motor
Integrated Gearing
Brake
Rear Axle
Brake
Suspension

Meritor eAxles have a shiftable planetary gearset plus conventional bevel and diff gears

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Electrification Video

Capabilities Provide a Full-Suite of Solutions


Remote-Mount Motor
Two Motors
Suspension
Front Axle
Brake
Brake
Independent Suspension
Suspension
Brake
Rear Axle
Suspension
Current

Meritor's content has potential to increase substantially in fully integrated EVs

...precision planetary gears

Meritor in-wheel eAxles have two sets of planetary gears per wheel-end

Meritor eAxles have a shiftable planetary gearset plus conventional bevel and diff gears

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Clear Long-Term Strategy

- M2016 built the foundation for growth
- M2019 accelerates growth and earnings platform


M
20
19

Aligned Organization

- Focused on strategic priorities
- Accelerating performance
- Delivering results



Positioned for Future

- Global product platforms
- Long-term agreements with strategic customers
- Electrification solutions
- Emerging markets



Q & A



Appendix


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MERITOR

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP"), we have provided information regarding non-GAAP financial measures. These non-GAAP financial measures include Adjusted income (loss) from continuing operations attributable to the company, Adjusted diluted earnings (loss) per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Segment adjusted EBITDA, Segment adjusted EBITDA margin, Free cash flow and Net debt.

Adjusted income (loss) from continuing operations attributable to the company and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income (loss) from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Segment adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization, noncontrolling interests in consolidated joint ventures, loss on sale of receivables, restructuring expense, asset impairment charges and other special items as determined by management. Segment adjusted EBITDA excludes unallocated legacy and corporate expense (income), net. Segment adjusted EBITDA margin is defined as Segment adjusted EBITDA divided by consolidated sales from continuing operations, either in the aggregate or by segment as applicable. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt is defined as total debt less cash and cash equivalents.

Management believes these non-GAAP financial measures are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, Adjusted EBITDA, Adjusted EBITDA margin, Segment adjusted EBITDA, Segment adjusted EBITDA margin, Adjusted income (loss) from continuing operations attributable to the company and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance to investors as they are commonly utilized to analyze financial performance in our industry, perform analytical comparisons, benchmark performance between periods and measure our performance against externally communicated targets.

Free cash flow is used by investors and management to analyze our ability to service and repay debt and return value directly to shareholders. Net debt over Adjusted EBITDA is a specific financial measure in our current M2019 plan used to measure the company's leverage in order to assist management in its assessment of appropriate allocation of capital.

Management uses the aforementioned non-GAAP financial measures for planning and forecasting purposes, and Segment adjusted EBITDA is also used as the primary basis for the CODM to evaluate the performance of each of our reportable segments.

Our Board of Directors uses Adjusted EBITDA margin, Free cash flow, Adjusted diluted earnings (loss) per share from continuing operations and Net debt over Adjusted EBITDA as key metrics to determine management's performance under our performance-based compensation plans.

Adjusted income (loss) from continuing operations attributable to the company, Adjusted diluted earnings (loss) per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Segment adjusted EBITDA and Segment adjusted EBITDA margin should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our financial performance. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, this non-GAAP cash flow measure does not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus does not reflect funds available for investment or other discretionary uses. Net debt should not be considered a substitute for total debt as reported on the balance sheet. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Non-GAAP Financial Information

Adjusted Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Twelve Months Ended September 30, 2017		Twelve Months Ended September 30, 2016		Twelve Months Ended September 30, 2015[4]	
Income from Continuing Operations Attributable to the Company	$	325	$	577	$	65
Adjustments:						
Restructuring costs		6		16		16
Non-cash tax expense[1]		37		13		4
Gain on sale of equity investment		(243)		-		-
Asset impairment charges, net of noncontrolling interests		3		-		2
Loss on debt extinguishment		36		-		24
Goodwill impairment charges		-		-		15
Pension settlement losses		-		-		59
Tax valuation allowance reversal, net and other[2]		(68)		(454)		(16)
Income tax epense (benefit)[3]		74		(1)		(10)
Adjusted Income From Continuing Operations Attributable to the Company	$	170	$	151	$	159
Diluted Earnings Per Share From Continuing Operations	$	3.60	$	6.27	$	0.65
Impact of Adjustments on Diluted Earnings Per Share		(1.72)		(4.63)		0.94
Adjusted Diluted Earnings Per Share From Continuing Operations	$	1.88	$	1.64	$	1.59
Diluted Shares Outstanding		90.2		92.0		100.1

1. Represents tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards
2. The twelve months ended September 30, 2017 includes non-cash income tax benefit (expense) of $52M related to the partial reversal of the U.S. valuation allowance, $15M related to capital losses associated with the sale of equity investment, and $1M related to other correlated tax relief. The twelve months ended September 30, 2016 includes non-cash income tax benefit (expense) of $438M related to the partial reversal of the U.S. valuation allowance, ($9M) related to the establishment of a valuation allowance in Brazil and $25M related to other correlated tax relief.
3. The twelve months ended September 30, 2017 includes $89M of income tax expense related to the gain on sale of equity investment, $14M of income tax benefit related to the loss on debt extinguishment, and $1M of income tax benefits related to other adjustments
4. The twelve months ended September 30, 2015 have been recast to reflect non-cash tax expense

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Non-GAAP Financial Information

(In millions)	Twelve Months Ended September 30,		
	2017	2016	2013 (2)
Net Income (Loss) Attributable to Meritor, Inc.	$324	$573	($22)
Loss from Discontinued Operations	1	4	7
Income (Loss) From Con Ops Attributable to Meritor, Inc.	$325	$577	($15)
Interest Expense, Net	119	84	126
Provision (Benefit) for Income Taxes	52	(424)	64
Depreciation and Amortization	75	67	67
Noncontrolling Interests	4	2	2
Loss on Sale of Receivables	5	5	6
Restructuring Costs	6	16	23
Pension settlement losses	-	-	109
Gain on Sale of Equity Investment	(243)	-	(125)
Asset Impairment Charges	4	-	-
Specific Warranty Contingency, Net of Supplier Recovery	-	-	7
Adjusted EBITDA	$347	$327	$264
Adjusted EBITDA Margin(1)	10.4%	10.2%	7.2%

1. Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from Con Ops
2. The twelve months ended September 30, 2013 has been recast for discontinued operations

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Twelve Months Ended September 30, 2017		Twelve Months Ended September 30, 2016	
		2017		2016
Cash provided by operating activities	$	176	$	204
Capital expenditures		(95)		(93)
Free cash flow	$	81	$	111

Non-GAAP Financial Information

Net Debt to Adjusted EBITDA

(in millions)

	As of September 30, and for the Twelve Months Ending September 30,					
	2017		2016		2015	
Short-term debt [2]	$	288	$	14	$	15
Long-term debt		750		982		1,036
Total debt	$	1,038	$	996	$	1,051
Less: Cash and cash equivalents		(88)		(160)		(193)
Net debt	$	950	$	836	$	858
Adjusted EBITDA	$	347	$	327	$	334
Net Debt to Adjusted EBITDA [1]		2.7		2.6		2.6

1. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA
2. On November 2, 2017, we redeemed the remaining $175 million aggregate principal amount outstanding of the 6.75 percent notes

Non-GAAP Financial Information

(In millions, except per share amounts)	Fiscal Year Outlook (1)(2)			
		2019		2018
Net Income attributable to Meritor, Inc.	$	~210	$	160 - 180
Loss from Discontinued Operations		-		-
Income from Continuing Operations Attributable to Meritor, Inc.	$	~210	$	160 - 180
Interest Expense, Net		~60		60 - 70
Provision for Income Taxes		~95		70 - 80
Depreciation and Amortization		~80		~80
Restructuring		~5		~5
Other (noncontrolling interests, loss on sale of receivables, etc.)		~5		~10
Adjusted EBITDA	$	~455	$	385 - 405
Sales	$	~$3,950	$	3,600 - 3,700
Adjusted EBITDA Margin(1)		~11.5%		10.8% - 11.0%
Diluted earnings per share from Continuing Operations	$	~2.30	$	1.75 - 1.95
Adjustments:				
Restructuring Costs		~0.04		~0.05
Non-Cash tax expense		~0.50		~0.40
Adjusted diluted earnings per share from Continuing Operations	$	~2.84	$	2.20 - 2.40
Diluted average common shares outstanding		91.0		92.0

1. Amounts are approximate
2. Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."

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Non-GAAP Financial Information

(in millions)

	Fiscal Year Outlook[(2)] 2019		Fiscal Year Outlook[(2)] 2018	
Total debt	$	764	$	786
Less: Cash and cash equivalents		(104)		(86)
Net debt	$	660	$	700
Adjusted EBITDA	$	455	$	400
Net Debt to Adjusted EBITDA [(1)]		1.5		1.8

1. Net Debt to Adjusted EBITDA Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA
2. Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."

Non-GAAP Financial Information

(In millions)	Fiscal Year Outlook [1][2]			
	2019		2018	
Free Cash Flow:				
Cash provided by operating activities	$	>200	$	190 - 200
Capital expenditures		~(100)		~(100)
Free cash flow	$	>100	$	90 - 100

1. Amounts are approximate
2. Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."


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